Exhibit 99.1

News Release

COMMERCIAL METALS COMPANY SELECTS BERKELEY COUNTY, WEST VIRGINIA

AS SITE OF ITS FOURTH MICRO MILL

Irving, TX – December 8, 2022—Commercial Metals Company (NYSE: CMC) (“CMC”) today announced that it has selected Berkeley County, West Virginia, as the site of its fourth micro mill (MM4). The project, budgeted to cost approximately $450 million net of incentives, is expected to have an annual capacity of 500,000 tons and employ approximately 230 people on a full-time basis. MM4 will be capable of producing various sizes of both straight length and spooled rebar. Based on anticipated timelines for permitting and construction, the new plant is scheduled to begin operations in late calendar 2025.

Barbara R. Smith, Chairman of the Board, President and Chief Executive Officer, said, “We are pleased to enter the next phase of this exciting investment, and to establish CMC’s manufacturing presence in West Virginia. The state offers several attractive advantages for MM4, including a welcoming business climate and a skilled available labor force. The planned site, located in the eastern panhandle of the state near Martinsburg, is well-situated to serve key metropolitan markets in the Mid-Atlantic and Northeast, as well as the Midwest.”

Ms. Smith continued, “MM4 is a core component of CMC’s strategic growth plan and will help ensure our long-term competitiveness in critical geographical markets. We believe this new micro mill, among the most environmentally friendly steelmaking operations in the world, will strengthen our operational network throughout the Eastern U.S. by achieving synergies with our existing mill and downstream facilities.”

“We thank Governor Jim Justice, the entire West Virginia economic development team, and the dedicated Berkeley County staff for their support during the site selection process and for the welcome given to this important project. We look forward to becoming a vital part of the Berkeley County community and growing our presence in the Mountain State.”

About Commercial Metals Company

Commercial Metals Company and its subsidiaries manufacture, recycle and fabricate steel and metal products and provide related materials and services through a network of facilities that includes seven electric arc furnace (“EAF”) mini mills, two EAF micro mills, one rerolling mill, steel fabrication and processing plants, construction-related product warehouses, and metal recycling facilities in the United States and Poland. Through its Tensar division, CMC is a leading global provider of innovative ground and soil stabilization solutions selling into more than 80 national markets through its two major product lines: Tensar® geogrids and Geopier® foundation systems.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the federal securities laws with respect to the expected timeline for the construction and startup of MM4, the expected benefits of MM4, including with respect to CMC’s competitive position and operational synergies, and the availability of labor for MM4 in West Virginia. The statements in this release that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “anticipates,” “believes,” “expects,” “will,” or other similar words or phrases, as well as by discussions of strategy, plans, or intentions.

Our forward-looking statements are based on management’s expectations and beliefs as of the time this news release was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2022, as well as the following: delays in the construction and startup of MM4, changes in the availability of labor or raw materials near the MM4 site, changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products, global supply chain and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of the Russian invasion of Ukraine on the global economy, energy supplies and raw materials, which is uncertain, but may prove to negatively impact our business and operations; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG or environmental justice initiatives; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers’ abilities to access credit and non-compliance of their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill or other indefinite lived intangible asset impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots.